INVESTOR FINANCIAL SUPPLEMENT
December 31, 2015

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of January 29, 2016
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Unpaid Losses and Loss Adjustment Expenses Reserve Rollforward	8
	Property & Casualty Income Statements	9
	Property & Casualty Underwriting Ratios	10
	Commercial Lines Underwriting Results	11
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Underwriting Results	14
	Personal Lines Underwriting Ratios	15
	Personal Lines Supplemental Data	16
	P&C Other Operations Underwriting Results	17

GROUP BENEFITS	Income Statements	18
	Supplemental Data	19

MUTUAL FUNDS	Income Statements	20
	Asset Value Rollforward - Assets Under Management By Asset Class	21

TALCOTT RESOLUTION	Financial Highlights	22
	Individual Annuity - Supplemental Data	23
	Individual Annuity - Account Value Rollforward	24

CORPORATE	Income Statements	25

INVESTMENTS	Investment Earnings Before Tax - Consolidated	26
	Investment Earnings Before Tax - Property & Casualty	27
	Net Investment Income by Segment	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
HIGHLIGHTS
Net income (loss)	$421	$381	$413	$467	$382	$388	$(467)	$495	$1,682	$798
Core earnings	$445	$364	$389	$452	$426	$477	$144	$501	$1,650	$1,548
Total revenues	$4,513	$4,562	$4,685	$4,617	$4,617	$4,769	$4,616	$4,612	$18,377	$18,614
Total assets	$228,348	$231,453	$241,020	$246,960	$245,013	$247,100	$254,713	$272,923
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.03	$0.92	$0.99	$1.11	$0.89	$0.89	$(1.04)	$1.10	$4.05	$1.81
Core earnings available to common shareholders	$1.09	$0.88	$0.93	$1.07	$0.99	$1.09	$0.32	$1.11	$3.97	$3.50
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders	$1.01	$0.90	$0.96	$1.08	$0.86	$0.86	$(1.00)	$1.03	$3.96	$1.73
Core earnings available to common shareholders	$1.07	$0.86	$0.91	$1.04	$0.96	$1.06	$0.31	$1.05	$3.88	$3.36
Weighted average common shares outstanding (basic)	406.9	413.8	418.7	422.6	429.6	437.2	450.6	449.8	415.5	441.8
Dilutive effect of stock compensation	5.2	5.1	4.4	5.5	6.8	5.9	6.3	6.2	5.0	6.3
Dilutive effect of warrants	3.8	4.1	5.0	5.6	6.2	7.7	11.0	22.6	4.7	12.1
Weighted average common shares outstanding and dilutive potential common shares (diluted)	415.9	423.0	428.1	433.7	442.6	450.8	467.9	478.6	425.2	460.2
Common shares outstanding	401.8	411.3	416.3	421.4	424.4	433.6	450.8	452.5
Book value per common share	$43.91	$44.26	$43.78	$45.27	$44.11	$43.44	$43.10	$43.70
Per common share impact of accumulated other comprehensive income [2]	$(0.82)	$0.34	$0.45	$2.73	$2.19	$2.49	$2.58	$1.46
Book value per common share (excluding AOCI)	$44.73	$43.92	$43.33	$42.54	$41.92	$40.95	$40.52	$42.24
Book value per diluted share	$42.96	$43.32	$42.86	$44.13	$42.84	$42.23	$41.70	$41.56
Per diluted share impact of AOCI	$(0.80)	$0.33	$0.45	$2.66	$2.13	$2.41	$2.49	$1.39
Book value per diluted share (excluding AOCI)	$43.76	$42.99	$42.41	$41.47	$40.71	$39.82	$39.21	$40.17
Common shares outstanding and dilutive potential common shares	410.7	420.2	425.3	432.3	437.0	446.0	465.9	475.8
RETURN ON EQUITY ("ROE")
ROE - Net income (net income last 12 months to stockholders' equity including AOCI)	9.3%	8.9%	8.8%	4.0%	4.2%	3.9%	3.3%	4.5%
ROE - Net income, excluding Talcott Resolution [3]	12.0%	10.3%	11.3%	9.3%
ROE - Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	9.2%	9.1%	9.6%	8.1%	8.4%	8.2%	7.8%	8.0%
ROE - Core earnings, excluding Talcott Resolution [3]	10.9%	10.5%	11.9%	9.9%

[1]	Dilutive potential common shares are used in the calculation of diluted earnings (losses) per common share provided there is income from continuing operations, net of tax.

[2]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[3]	ROE assumes debt and interest is attributed to Talcott Resolution consistent with the overall debt to capitalization ratios of the consolidated entity. For further information, see Appendix, page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Core earnings (losses):
Commercial Lines	$289	$216	$264	$234	$251	$268	$213	$264	$1,003	$996
Personal Lines	51	17	42	75	65	71	(27)	101	185	210
P&C Other Operations	18	18	(113)	20	—	14	(146)	21	(57)	(111)
Property & Casualty ("P&C")	$358	$251	$193	$329	$316	$353	$40	$386	$1,131	$1,095
Group Benefits	40	47	56	52	45	38	52	45	195	180
Mutual Funds	20	22	22	22	27	22	21	21	86	91
Sub-total	418	320	271	403	388	413	113	452	1,412	1,366
Talcott Resolution	83	107	171	111	98	122	101	112	472	433
Corporate	(56)	(63)	(53)	(62)	(60)	(58)	(70)	(63)	(234)	(251)
CONSOLIDATED CORE EARNINGS	$445	$364	$389	$452	$426	$477	$144	$501	$1,650	$1,548
Add: Unlock benefit (charge), after-tax	$35	$(33)	$31	$19	$13	$(102)	$15	$12	$52	$(62)
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings [1]	(90)	(30)	4	2	(9)	27	(4)	(34)	(114)	(20)
Add: Restructuring and other costs, after-tax	(3)	(2)	(2)	(6)	(17)	(14)	(5)	(13)	(13)	(49)
Add: Pension settlement, after-tax [2]	—	—	—	—	(83)	—	—	—	—	(83)
Add: Loss on extinguishment of debt, after-tax [3]	—	—	(14)	—	—	—	—	—	(14)	—
Add: Net reinsurance gain on dispositions, after-tax [4]	—	13	5	—	15	—	—	—	18	15
Add: Income tax benefit from reduction in valuation allowance [5]	34	60	—	—	—	—	—	—	94	—
Add: Income (loss) from discontinued operations, after-tax [6]	—	9	—	—	37	—	(617)	29	9	(551)
Net income (loss)	$421	$381	$413	$467	$382	$388	$(467)	$495	$1,682	$798

[1]	For further information, see Components of Net Realized Capital Gains (Losses), page 29.

[2]	For further information, see Corporate Income Statements footnote [2], page 25.

[3]	For further information, see Capital Structure footnote [1], page 5.

[4]	For further information, see Talcott Resolution Financial Highlights footnote [5], page 22.

[5]	For further information, see Corporate Income Statements footnote [4], page 25.

[6]	For further information related to amounts attributable to Talcott Resolution, see Financial Highlights footnote [5], page 22.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Earned premiums	$3,460	$3,404	$3,391	$3,322	$3,378	$3,337	$3,319	$3,302	$13,577	$13,336
Fee income	463	448	469	459	474	524	502	496	1,839	1,996
Net investment income	695	730	796	809	752	810	768	824	3,030	3,154
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(41)	(42)	(13)	(12)	(18)	(15)	(8)	(23)	(108)	(64)
OTTI losses recognized in other comprehensive income	2	2	2	—	2	1	1	1	6	5
Net OTTI losses recognized in earnings	(39)	(40)	(11)	(12)	(16)	(14)	(7)	(22)	(102)	(59)
Other net realized capital gains (losses)	(87)	(4)	20	17	2	83	3	(13)	(54)	75
Total net realized capital gains (losses)	(126)	(44)	9	5	(14)	69	(4)	(35)	(156)	16
Other revenues	21	24	20	22	27	29	31	25	87	112
Total revenues	4,513	4,562	4,685	4,617	4,617	4,769	4,616	4,612	18,377	18,614
Benefits, losses and loss adjustment expenses	2,690	2,710	2,812	2,563	2,582	2,624	3,023	2,576	10,775	10,805
Amortization of DAC	290	434	391	387	381	580	372	396	1,502	1,729
Insurance operating costs and other expenses [1] [2]	943	971	910	948	1,139	976	977	936	3,772	4,028
Loss on extinguishment of debt	—	—	21	—	—	—	—	—	21	—
Reinsurance gain on disposition [3]	—	(20)	(8)	—	(23)	—	—	—	(28)	(23)
Interest expense	86	88	89	94	94	93	94	95	357	376
Total benefits, losses and expenses	4,009	4,183	4,215	3,992	4,173	4,273	4,466	4,003	16,399	16,915
Income from continuing operations before income taxes	504	379	470	625	444	496	150	609	1,978	1,699
Income tax expense [4] [5]	83	7	57	158	99	108	—	143	305	350
Income from continuing operations, after-tax	421	372	413	467	345	388	150	466	1,673	1,349
Income (loss) from discontinued operations, after-tax [6]	—	9	—	—	37	—	(617)	29	9	(551)
Net income (loss)	$421	$381	$413	$467	$382	$388	$(467)	$495	$1,682	$798

[1]
The three months ended December 31, 2014 includes a pension settlement charge of $128, before tax, for voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

[2]	The three months ended June 30, 2015 includes a benefit of $20, before tax, from the resolution of litigation in the Personal Lines segment.

[3]	Amounts pertain to the Individual Life business sold in 2013.

[4]	The three months ended September 30, 2015 and June 30, 2015, respectively, includes a tax provision of $12 and a tax benefit of $48 due to uncertain tax positions.

[5]
The three months ended December 31, 2015 and September 30, 2015 include a tax benefit of $34 and $60, respectively, from the partial reduction of the deferred tax valuation allowance. For further information, see Corporate Income Statements footnote [4], page 25.

[6]	For further information related to the discontinued operations of the Japan annuity business, see Talcott Resolution Financial Highlights, page 22.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Dec 31 2015	Dec 31 2014	Dec 31 2015	Dec 31 2014	Dec 31 2015	Dec 31 2014	Dec 31 2015	Dec 31 2014	Dec 31 2015	Dec 31 2014	Dec 31 2015	Dec 31 2014
Investments
Fixed maturities, available-for-sale, at fair value	$25,671	$25,484	$7,405	$7,323	$57	$13	$24,692	$25,468	$1,371	$1,096	$59,196	$59,384
Fixed maturities, at fair value using the fair value option	233	126	116	83	—	—	154	279	—	—	503	488
Equity securities, available-for-sale, at fair value	497	240	35	159	—	—	459	513	130	135	1,121	1,047
Mortgage loans	1,917	1,693	789	753	—	—	2,918	3,110	—	—	5,624	5,556
Policy loans, at outstanding balance	—	—	1	1	—	—	1,446	1,430	—	—	1,447	1,431
Limited partnerships and other alternative investments	1,490	1,506	193	183	—	—	1,191	1,253	—	—	2,874	2,942
Other investments	(172)	73	(8)	18	—	—	293	445	7	11	120	547
Short-term investments	581	1,038	167	372	147	229	588	2,252	360	992	1,843	4,883
Total investments	$30,217	$30,160	$8,698	$8,892	$204	$242	$31,741	$34,750	$1,868	$2,234	$72,728	$76,278
Cash	128	119	14	17	1	2	305	261	—	—	448	399
Premiums receivable and agents’ balances	3,275	3,175	261	227	—	—	1	27	—	—	3,537	3,429
Reinsurance recoverables	2,515	2,730	596	600	—	—	20,078	19,590	—	—	23,189	22,920
DAC	590	576	35	36	11	11	1,180	1,200	—	—	1,816	1,823
Deferred income taxes	367	355	(131)	(168)	4	2	1,335	938	1,631	1,770	3,206	2,897
Goodwill	119	119	—	—	149	149	—	—	230	230	498	498
Property and equipment, net	835	670	55	71	1	1	74	80	9	9	974	831
Other assets	1,051	858	138	11	79	36	482	253	79	78	1,829	1,236
Separate account assets [1]	—	—	—	—	—	—	120,123	134,702	—	—	120,123	134,702
Total assets	$39,097	$38,762	$9,666	$9,686	$449	$443	$175,319	$191,801	$3,817	$4,321	$228,348	$245,013
Future policy benefits, unpaid losses and loss adjustment expenses	21,825	21,806	6,379	6,540	—	—	13,368	13,098	—	$—	$41,572	$41,444
Other policyholder funds and benefits payable	—	—	495	518	—	—	31,175	32,014	—	—	31,670	32,532
Unearned premiums	5,233	5,099	43	45	—	—	109	111	—	—	5,385	5,255
Debt	—	—	—	—	—	—	143	143	5,216	5,966	5,359	6,109
Other liabilities	1,171	1,088	307	(3)	148	159	1,786	1,930	3,185	3,077	6,597	6,251
Separate account liabilities	—	—	—	—	—	—	120,123	134,702	—	—	120,123	134,702
Total liabilities	$28,229	$27,993	$7,224	$7,100	$148	$159	$166,704	$181,998	$8,401	$9,043	$210,706	$226,293
Common equity, excluding AOCI	10,342	9,822	2,219	2,228	301	284	8,032	8,607	(2,923)	(3,149)	17,971	17,792
AOCI, after-tax	526	947	223	358	—	—	583	1,196	(1,661)	(1,573)	(329)	928
Total stockholders’ equity	10,868	10,769	2,442	2,586	301	284	8,615	9,803	(4,584)	(4,722)	17,642	18,720
Total liabilities and equity	$39,097	$38,762	$9,666	$9,686	$449	$443	$175,319	$191,801	$3,817	$4,321	$228,348	$245,013

[1]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
DEBT
Short-term debt	$275	$167	$167	$167	$456	$289	$289	$532
Senior notes [1]	3,984	4,259	4,258	4,553	4,553	4,719	4,719	4,718
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100	1,100	1,100	1,100
Total debt	$5,359	$5,526	$5,525	$5,820	$6,109	$6,108	6,108	6,350
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,971	$18,064	$18,039	$17,927	$17,792	$17,758	18,266	19,115
AOCI	(329)	140	188	1,150	928	1,077	1,162	659
Total stockholders’ equity	$17,642	$18,204	$18,227	$19,077	$18,720	$18,835	$19,428	$19,774
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$23,001	$23,730	$23,752	$24,897	$24,829	$24,943	$25,536	$26,124
Total capitalization, excluding AOCI, after-tax	$23,330	$23,590	$23,564	$23,747	$23,901	$23,866	$24,374	$25,465
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.3%	23.3%	23.3%	23.4%	24.6%	24.5%	23.9%	24.3%
Total debt to capitalization, excluding AOCI	23.0%	23.4%	23.4%	24.5%	25.6%	25.6%	25.1%	24.9%
Total rating agency adjusted debt to capitalization [2] [3]	27.0%	26.9%	26.9%	26.9%	28.0%	26.7%	26.2%	26.5%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges (after interest credited to contractholders) [4]	2.9:1				2.5:1
Total earnings to total fixed charges (before interest credited to contractholders) [5]	6.1:1				5.1:1

[1]
On May 27, 2015 the Company redeemed for cash the entire $296 aggregate principal amount of 4.0% senior notes due October 15, 2017 for $317 including a make-whole premium and interest accrued to the redemption date. The Company funded the redemption of the senior notes with cash on hand.

[2]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.5 billion, $1.6 billion, $1.6 billion, $1.6 billion, $1.6 billion, $1.1 billion, $1.1 billion and $1.2 billion for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. Due to a rating agency methodology change in the second quarter of 2015 the adjustment on operating leases was reduced from 6 times the annual lease expense to 4 times the annual lease expense.  Prior periods have been adjusted to reflect this change which impacted the ratio by (0.4), (0.4), (0.4), (0.3) and (0.4) percentage points as of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

[3]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[4]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes, total fixed charges and interest credited to contractholders, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest, amortization of debt issuance costs and interest credited to contractholders. Interest credited to contractholders includes interest credited on general account assets and interest credited on consumer notes.

[5]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
DECEMBER 31, 2015

	P&C	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1]	$1,486	$192	$347
U.S. statutory capital and surplus	$8,563	$1,634	$4,957
U.S. GAAP adjustments:
DAC	590	35	1,180
Non-admitted deferred tax assets [2]	307	46	1,379
Deferred taxes [3]	(981)	(344)	(749)
Goodwill	119	—	—
Non-admitted assets other than deferred taxes	649	80	32
Asset valuation and interest maintenance reserve	—	185	531
Benefit reserves	(16)	251	171
Unrealized gains on investments	945	316	723
Other, net	692	239	391
U.S. GAAP stockholders’ equity	$10,868	$2,442	$8,615

[1]	Statutory net income is for the year ended December 31, 2015.

[2]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[3]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Fixed maturities net unrealized gain	$1,281	$1,571	$1,636	$2,565	$2,355	$2,170	$2,226	$1,663
Equities net unrealized gain (loss)	(2)	(8)	21	13	15	23	29	23
OTTI losses recognized in AOCI	(7)	(4)	(7)	(8)	(5)	(5)	(7)	(10)
Net gain on cash flow hedging instruments	130	170	122	177	150	120	141	121
Total net unrealized gain	$1,402	$1,729	$1,772	$2,747	$2,515	$2,308	$2,389	$1,797
Foreign currency translation adjustments	(55)	(38)	(24)	(28)	(8)	—	13	108
Pension and other postretirement adjustment	(1,676)	(1,551)	(1,560)	(1,569)	(1,579)	(1,231)	(1,240)	(1,246)
Total AOCI	$(329)	$140	$188	$1,150	$928	$1,077	$1,162	$659

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC 31, 2015
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$16,572	$1,899	$3,481	$21,952
Reinsurance and other recoverables	2,343	17	589	2,949
Beginning liabilities for unpaid losses and loss adjustment expenses, net	14,229	1,882	2,892	19,003
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes [2]	923	662	25	1,610
Current accident year catastrophes	13	21	—	34
Prior accident year development	(16)	(3)	14	(5)
Total provision for unpaid losses and loss adjustment expenses	920	680	39	1,639
Less: payments	883	736	80	1,699
Ending liabilities for unpaid losses and loss adjustment expenses, net	14,266	1,826	2,851	18,943
Reinsurance and other recoverables	2,293	19	570	2,882
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,559	$1,845	$3,421	$21,825

	YEAR ENDED DEC 31, 2015
	Commercial Lines [1]	Personal Lines	P&C Other Operations [1]	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross [1]	$16,465	$1,874	$3,467	$21,806
Reinsurance and other recoverables [1]	2,459	18	564	3,041
Beginning liabilities for unpaid losses and loss adjustment expenses, net [1]	14,006	1,856	2,903	18,765
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes [2]	3,712	2,578	25	6,315
Current accident year catastrophes	121	211	—	332
Prior accident year development	53	(21)	218	250
Total provision for unpaid losses and loss adjustment expenses	3,886	2,768	243	6,897
Less: payments	3,626	2,798	295	6,719
Ending liabilities for unpaid losses and loss adjustment expenses, net	14,266	1,826	2,851	18,943
Reinsurance and other recoverables	2,293	19	570	2,882
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,559	$1,845	$3,421	$21,825
[1] Hartford Financial Products International ("HFPI") gross reserves and reinsurance recoverables balances of $40 and $5, respectively, as of December 31, 2014 have been prospectively reclassified from Commercial Lines to P&C Other Operations as HFPI does not write new business.
[2] P&C Other Operations activity relates to the assumption of previously reinsured business associated with the consolidation of certain P&C run-off entities in the United Kingdom.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
UNDERWRITING RESULTS
Written premiums	$2,576	$2,674	$2,667	$2,661	$2,470	$2,603	$2,574	$2,597	$10,578	$10,244
Change in unearned premium reserve	(91)	49	78	126	(110)	61	69	128	162	148
Earned premiums	2,667	2,625	2,589	2,535	2,580	2,542	2,505	2,469	10,416	10,096
Losses and loss adjustment expenses
Current accident year before catastrophes	1,610	1,634	1,525	1,546	1,574	1,570	1,563	1,524	6,315	6,231
Current accident year catastrophes	34	76	139	83	19	40	196	86	332	341
Prior accident year development [1]	(5)	37	220	(2)	29	(10)	249	(40)	250	228
Total losses and loss adjustment expenses	1,639	1,747	1,884	1,627	1,622	1,600	2,008	1,570	6,897	6,800
Amortization of DAC	330	329	327	324	322	318	316	311	1,310	1,267
Underwriting expenses [2]	469	474	446	449	473	443	439	372	1,838	1,727
Dividends to policyholders	4	4	4	5	4	4	3	4	17	15
Underwriting gain (loss)	225	71	(72)	130	159	177	(261)	212	354	287
Net investment income	270	267	307	327	282	316	292	326	1,171	1,216
Net realized capital gains (losses)	10	(16)	(6)	13	6	24	(25)	(37)	1	(32)
Net servicing and other income [3]	7	8	27	6	14	4	8	5	48	31
Income from continuing operations before income taxes	512	330	256	476	461	521	14	506	1,574	1,502
Income tax expense (benefit)	149	91	67	137	140	154	(11)	143	444	426
Income from continuing operations, after-tax	363	239	189	339	321	367	25	363	1,130	1,076
Income from discontinued operations, after-tax [4]	—	7	—	—	6	—	—	—	7	6
Net income	363	246	189	339	327	367	25	363	1,137	1,082
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	5	(12)	(4)	10	5	14	(15)	(23)	(1)	(19)
Less: Income from discontinued operations, after-tax [4]	—	7	—	—	6	—	—	—	7	6
Core earnings	$358	$251	$193	$329	$316	$353	$40	$386	$1,131	$1,095
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	12.5%	12.4%	13.5%	11.5%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	13.5%	13.4%	14.4%	12.4%

[1]	For further information, see prior accident year development footnote [3], page 10.

[2]	The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments in the Commercial Lines segment.

[3]	The three months ended June 30, 2015 includes a benefit of $20, before tax, from the resolution of litigation in the Personal Lines segment.

[4]	Represents residual income from discontinued operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
UNDERWRITING GAIN (LOSS)	$225	$71	$(72)	$130	$159	$177	$(261)	$212	$354	$287
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	60.4	62.2	58.9	61.0	61.0	61.8	62.4	61.7	60.6	61.7
Current accident year catastrophes	1.3	2.9	5.4	3.3	0.7	1.6	7.8	3.5	3.2	3.4
Prior accident year development [1] [3]	(0.2)	1.4	8.5	(0.1)	1.1	(0.4)	9.9	(1.6)	2.4	2.3
Total losses and loss adjustment expenses	61.5	66.6	72.8	64.2	62.9	62.9	80.2	63.6	66.2	67.4
Expenses [2]	30.0	30.6	29.9	30.5	30.8	29.9	30.1	27.7	30.2	29.7
Policyholder dividends	0.1	0.2	0.2	0.2	0.2	0.2	0.1	0.2	0.2	0.1
Combined ratio	91.6	97.3	102.8	94.9	93.8	93.0	110.4	91.4	96.6	97.2
Current accident year catastrophes and prior year development	1.1	4.3	13.9	3.2	1.8	1.2	17.7	1.9	5.6	5.7
Combined ratio before catastrophes and prior year development	90.5	93.0	88.9	91.7	92.0	91.9	92.7	89.6	91.0	91.5

[1]	Includes 7.6 point and 9.5 point unfavorable impact related to asbestos and environmental prior accident year loss reserve development in the three months ended June 30, 2015 and 2014, respectively.

[2]
Includes 2.0 point and 0.5 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014 and year ended December 31, 2014, respectively.

[3]	Prior accident year development includes the following (favorable) unfavorable reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Auto liability	$1	$23	$5	$25	$15	$(4)	$9	$5	$54	$25
Homeowners	—	2	6	1	3	—	3	(13)	9	(7)
Professional and general liability	2	3	(3)	(30)	(4)	(19)	(11)	(8)	(28)	(42)
Package business [a]	20	3	4	1	2	2	2	(3)	28	3
Net asbestos reserves	—	—	146	—	—	—	212	—	146	212
Net environmental reserves	—	—	52	3	—	3	27	—	55	30
Workers’ compensation [b]	(37)	—	—	—	(12)	—	5	—	(37)	(7)
Workers' compensation discount accretion	7	7	7	8	7	8	7	8	29	30
Catastrophes	(1)	1	—	(18)	1	(2)	(11)	(33)	(18)	(45)
Other reserve re-estimates, net	3	(2)	3	8	17	2	6	4	12	29
Total prior accident year development	$(5)	$37	$220	$(2)	$29	$(10)	$249	$(40)	$250	$228

[a]	The three months ended December 31, 2015 includes unfavorable development in Small Commercial driven by higher than expected severity on liability claims, impacting recent accident years.

[b]
The three months ended December 31, 2015 includes a reduction in workers' compensation reserves due to an improvement in claim closure rates resulting in a decrease in outstanding claims for permanently disabled claimants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
UNDERWRITING RESULTS
Written premiums	$1,609	$1,639	$1,655	$1,722	$1,558	$1,583	$1,571	$1,669	$6,625	$6,381
Change in unearned premium reserve	(49)	(8)	32	139	(53)	5	12	128	114	92
Earned premiums	1,658	1,647	1,623	1,583	1,611	1,578	1,559	1,541	6,511	6,289
Losses and loss adjustment expenses
Current accident year before catastrophes	923	952	909	928	934	931	934	934	3,712	3,733
Current accident year catastrophes	13	8	42	58	6	8	35	60	121	109
Prior accident year development [2]	(16)	50	21	(2)	13	(5)	12	(7)	53	13
Total losses and loss adjustment expenses	920	1,010	972	984	953	934	981	987	3,886	3,855
Amortization of DAC	241	239	237	234	233	230	230	226	951	919
Underwriting expenses [1]	295	304	284	295	298	286	285	217	1,178	1,086
Dividends to policyholders	4	4	4	5	4	4	3	4	17	15
Underwriting gain	$198	$90	$126	$65	$123	$124	$60	$107	$479	$414

[1]
The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty Commercial represent $25, $15 and $9, respectively, of the reduction.

[2]	Prior accident year development includes the following (favorable) unfavorable reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Auto liability	$2	$30	$5	$25	$9	$—	$9	$5	$62	$23
Professional and general liability	2	3	(3)	(30)	(4)	(19)	(11)	(8)	(28)	(42)
Package business [a]	20	3	4	1	2	2	2	(3)	28	3
Workers’ compensation [a]	(37)	—	—	—	(12)	—	5	—	(37)	(7)
Workers' compensation discount accretion	7	7	7	8	7	8	7	8	29	30
Catastrophes	1	1	4	(6)	3	1	(6)	(12)	—	(14)
Other reserve re-estimates, net	(11)	6	4	—	8	3	6	3	(1)	20
Total prior accident year development	$(16)	$50	$21	$(2)	$13	$(5)	$12	$(7)	$53	$13

[a]	For further information related to prior accident year development, see footnote [3], page 10.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
UNDERWRITING GAIN	$198	$90	$126	$65	$123	$124	$60	$107	$479	$414
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	55.7	57.8	56.0	58.6	58.0	59.0	59.9	60.6	57.0	59.4
Current accident year catastrophes	0.8	0.5	2.6	3.7	0.4	0.5	2.2	3.9	1.9	1.7
Prior accident year development [1]	(1.0)	3.0	1.3	(0.1)	0.8	(0.3)	0.8	(0.5)	0.8	0.2
Total losses and loss adjustment expenses	55.5	61.3	59.9	62.2	59.2	59.2	62.9	64.0	59.7	61.3
Expenses [2]	32.3	33.0	32.1	33.4	33.0	32.7	33.0	28.7	32.7	31.9
Policyholder dividends	0.2	0.2	0.2	0.3	0.2	0.3	0.2	0.3	0.3	0.2
Combined ratio [3]	88.1	94.5	92.2	95.9	92.4	92.1	96.2	93.1	92.6	93.4
Current accident year catastrophes and prior year development	(0.2)	3.5	3.9	3.6	1.2	0.2	3.0	3.4	2.7	1.9
Combined ratio before catastrophes and prior year development	88.2	91.0	88.4	92.4	91.2	92.0	93.1	89.6	90.0	91.5

COMBINED RATIOS BY LINE OF BUSINESS [4]
SMALL COMMERCIAL
Combined ratio	85.3	88.0	89.2	93.9	86.1	88.4	91.4	87.8	89.0	88.4
Combined ratio before catastrophes	84.5	87.5	86.0	90.5	85.3	88.1	88.0	85.5	87.1	86.7
Combined ratio before catastrophes and prior year development	85.1	86.8	85.1	89.6	86.8	87.5	87.6	85.9	86.6	87.0
MIDDLE MARKET
Combined ratio	93.3	102.5	94.5	98.9	97.8	93.7	99.8	98.8	97.3	97.5
Combined ratio before catastrophes	91.9	101.5	91.1	94.6	97.6	92.3	99.3	93.5	94.8	95.7
Combined ratio before catastrophes and prior year development	89.0	93.8	89.3	93.7	94.7	93.5	97.6	92.2	91.4	94.5
SPECIALTY COMMERCIAL
Combined ratio	83.9	81.5	100.4	94.5	101.4	97.8	103.7	95.9	89.9	99.7
Combined ratio before catastrophes	83.9	81.5	100.4	94.5	101.4	97.8	103.8	95.9	89.9	99.8
Combined ratio before catastrophes and prior year development	98.1	99.1	98.8	99.1	99.1	105.1	101.5	95.4	98.8	100.2

[1]	For a summary of prior accident year development, refer to footnote [2] on page 11.

[2]
The expense ratio includes 3.2 point and 0.8 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014 and year ended December 31, 2014, respectively.

[3]
The three months ended September 30, 2015 includes 2.4 points of net unfavorable reserve development related to increasing reserves for commercial surety bonds that is not included in the combined ratios by line of business shown above for Small Commercial, Middle Market and Specialty Commercial.

[4]
Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.6 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction in the three months ended March 31, 2014. For additional information, refer to footnote [1] on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
WRITTEN PREMIUMS
Small Commercial	$793	$822	$867	$906	$754	$791	$833	$865	$3,388	$3,243
Middle Market	603	594	578	589	601	583	537	572	2,364	2,293
Specialty Commercial	204	215	200	219	195	201	192	223	838	811
National Accounts	93	95	82	100	80	81	77	113	370	351
Financial Products	62	64	60	61	65	64	59	55	247	243
Bond	46	50	49	46	47	51	47	43	191	188
Other Specialty	3	6	9	12	3	5	9	12	30	29
Other	9	8	10	8	8	8	9	9	35	34
Total	$1,609	$1,639	$1,655	$1,722	$1,558	$1,583	$1,571	$1,669	$6,625	$6,381
EARNED PREMIUMS
Small Commercial	$844	$839	$833	$810	$813	$805	$790	$769	$3,326	$3,177
Middle Market	600	590	583	566	579	570	561	561	2,339	2,271
Specialty Commercial	208	208	198	198	212	193	199	203	812	807
National Accounts	92	88	82	83	97	79	82	80	345	338
Financial Products	63	63	63	61	63	61	61	59	250	244
Bond	47	48	47	46	45	46	44	43	188	178
Other Specialty	6	9	6	8	7	7	12	21	29	47
Other	6	10	9	9	7	10	9	8	34	34
Total	$1,658	$1,647	$1,623	$1,583	$1,611	$1,578	$1,559	$1,541	$6,511	$6,289

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$133	$131	$141	$140	$122	$128	$140	$131	$545	$521
Middle Market	$114	$117	$119	$124	$131	$107	$110	$110	$474	$458
Renewal Price Increases [1]
Standard Commercial Lines - Written	2%	2%	3%	3%	3%	4%	5%	6%	2%	5%
Standard Commercial Lines - Earned	3%	3%	4%	5%	6%	6%	7%	8%	4%	7%
Policy Count Retention
Small Commercial	85%	84%	83%	85%	85%	84%	84%	83%	84%	84%
Middle Market [1]	81%	81%	81%	81%	80%	80%	80%	81%	81%	80%
Policies in Force (in thousands)
Small Commercial	1,254	1,230	1,239	1,211	1,205	1,197	1,187	1,179
Middle Market [1]	71	71	72	72	72	72	73	73

[1]	Excludes Middle Market specialty programs and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
UNDERWRITING RESULTS
Written premiums	$936	$1,034	$1,009	$939	$912	$1,019	$1,003	$927	$3,918	$3,861
Change in unearned premium reserve	(42)	57	43	(13)	(56)	55	57	(1)	45	55
Earned premiums	978	977	966	952	968	964	946	928	3,873	3,806
Losses and loss adjustment expenses
Current accident year before catastrophes	662	682	616	618	640	639	629	590	2,578	2,498
Current accident year catastrophes	21	68	97	25	13	32	161	26	211	232
Prior accident year development [1]	(3)	(14)	—	(4)	6	(15)	(3)	(34)	(21)	(46)
Total losses and loss adjustment expenses	680	736	713	639	659	656	787	582	2,768	2,684
Amortization of DAC	89	90	90	90	89	88	86	85	359	348
Underwriting expenses	163	162	155	148	160	149	147	148	628	604
Underwriting gain (loss)	$46	$(11)	$8	$75	$60	$71	$(74)	$113	$118	$170

[1]	Prior accident year development includes the following (favorable) unfavorable reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Auto liability	$(1)	$(7)	$—	$—	$6	$(4)	$—	$—	$(8)	$2
Homeowners	—	2	6	1	3	—	3	(13)	9	(7)
Catastrophes	(2)	—	(4)	(12)	(2)	(3)	(5)	(21)	(18)	(31)
Other reserve re-estimates, net	—	(9)	(2)	7	(1)	(8)	(1)	—	(4)	(10)
Total prior accident year development	$(3)	$(14)	$—	$(4)	$6	$(15)	$(3)	$(34)	$(21)	$(46)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
UNDERWRITING GAIN (LOSS)	$46	$(11)	$8	$75	$60	$71	$(74)	$113	$118	$170
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	67.7	69.8	63.8	64.9	66.1	66.3	66.5	63.6	66.6	65.6
Current accident year catastrophes	2.1	7.0	10.0	2.6	1.3	3.3	17.0	2.8	5.4	6.1
Prior accident year development [1]	(0.3)	(1.4)	—	(0.4)	0.6	(1.6)	(0.3)	(3.7)	(0.5)	(1.2)
Total losses and loss adjustment expenses	69.5	75.3	73.8	67.1	68.1	68.0	83.2	62.7	71.5	70.5
Expenses	25.8	25.8	25.4	25.0	25.7	24.6	24.6	25.1	25.5	25.0
Combined ratio	95.3	101.1	99.2	92.1	93.8	92.6	107.8	87.8	97.0	95.5
Current accident year catastrophes and prior year development	1.8	5.6	10.0	2.2	1.9	1.7	16.7	(0.9)	4.9	4.9
Combined ratio before catastrophes and prior year development	93.5	95.6	89.1	89.9	91.8	90.9	91.1	88.7	92.0	90.6
PRODUCT
Automobile
Combined ratio	103.5	100.4	98.3	95.4	102.9	97.8	100.1	92.6	99.4	98.4
Combined ratio before catastrophes and prior year development	102.9	101.6	96.6	94.6	102.4	97.0	96.0	92.8	99.0	97.1
Homeowners
Combined ratio	76.9	105.5	100.7	85.1	73.2	84.8	125.6	76.7	92.1	90.0
Combined ratio before catastrophes and prior year development	72.4	82.4	72.6	79.7	68.1	77.6	81.4	78.8	76.8	76.4

[1]	For a summary of prior accident year reserve development refer to footnote [1] on page 14.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$675	$762	$744	$677	$642	$736	$734	$669	$2,858	$2,781
AARP Agency	98	95	89	87	88	88	78	71	369	325
Other Agency	151	163	163	161	171	181	179	173	638	704
Other	12	14	13	14	11	14	12	14	53	51
Total	$936	$1,034	$1,009	$939	$912	$1,019	$1,003	$927	$3,918	$3,861
EARNED PREMIUMS
AARP Direct	$712	$709	$698	$685	$698	$699	$689	$678	$2,804	$2,764
AARP Agency	92	88	87	81	79	73	66	58	348	276
Other Agency	160	165	169	173	178	177	179	179	667	713
Other	14	15	12	13	13	15	12	13	54	53
Total	$978	$977	$966	$952	$968	$964	$946	$928	$3,873	$3,806
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$655	$707	$688	$671	$629	$690	$680	$660	$2,721	$2,659
Homeowners	281	327	321	268	283	329	323	267	1,197	1,202
Total	$936	$1,034	$1,009	$939	$912	$1,019	$1,003	$927	$3,918	$3,861
EARNED PREMIUMS
Automobile	$677	$674	$665	$655	$665	$662	$650	$636	$2,671	$2,613
Homeowners	301	303	301	297	303	302	296	292	1,202	1,193
Total	$978	$977	$966	$952	$968	$964	$946	$928	$3,873	$3,806
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$114	$111	$96	$101	$100	$108	$103	$104	$422	$415
Homeowners	$25	$29	$29	$27	$29	$34	$35	$32	$110	$130
Renewal Written Price Increases
Automobile	6%	6%	6%	6%	6%	5%	5%	5%	6%	5%
Homeowners	8%	8%	8%	8%	8%	7%	8%	8%	8%	8%
Renewal Earned Price Increases
Automobile	6%	6%	6%	6%	5%	5%	5%	5%	6%	5%
Homeowners	8%	8%	8%	8%	8%	8%	8%	7%	8%	8%
Policy Count Retention
Automobile	84%	84%	84%	84%	84%	85%	86%	87%	84%	85%
Homeowners	85%	85%	86%	85%	85%	86%	87%	87%	85%	86%
Premium Retention
Automobile	87%	87%	87%	87%	87%	87%	88%	89%	87%	88%
Homeowners	90%	90%	90%	90%	90%	91%	92%	93%	90%	92%
Policies in Force (in thousands)
Automobile	2,062	2,052	2,049	2,053	2,049	2,047	2,041	2,033
Homeowners	1,272	1,284	1,296	1,305	1,309	1,318	1,325	1,324

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
UNDERWRITING RESULTS
Written premiums [1]	$31	$1	$3	$—	$—	$1	$—	$1	$35	$2
Change in unearned premium reserve	—	—	3	—	(1)	1	—	1	3	1
Earned premiums	31	1	—	—	1	—	—	—	32	1
Losses and loss adjustment expenses
Current accident year [1]	25	—	—	—	—	—	—	—	25	—
Prior accident year development [2]	14	1	199	4	10	10	240	1	218	261
Total losses and loss adjustment expenses	39	1	199	4	10	10	240	1	243	261
Underwriting expenses	11	8	7	6	15	8	7	7	32	37
Underwriting loss	$(19)	$(8)	$(206)	$(10)	$(24)	$(18)	$(247)	$(8)	$(243)	$(297)

[1]	The three months ended December 31, 2015 relates to the assumption of previously reinsured business associated with the consolidation of certain P&C run-off entities in the United Kingdom.

[2]
The three months ended June 30, 2015 and 2014 include unfavorable reserve development of $146 and $212, respectively, related to asbestos reserves, and $52 and $27, respectively, related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Earned premiums	$774	$752	$780	$763	$751	$738	$761	$784	$3,069	$3,034
Fee income	17	17	16	17	15	15	16	15	67	61
Net investment income	88	91	95	97	90	93	95	96	371	374
Net realized capital gains (losses)	(6)	(6)	2	(1)	4	(3)	6	8	(11)	15
Total revenues	873	854	893	876	860	843	878	903	3,496	3,484
Benefits, losses and loss adjustment expenses	620	591	618	598	580	584	601	597	2,427	2,362
Amortization of DAC	7	8	8	8	8	8	7	9	31	32
Insurance operating costs and other expenses	199	198	191	200	208	205	195	228	788	836
Total benefits, losses and expenses	826	797	817	806	796	797	803	834	3,246	3,230
Income before income taxes	47	57	76	70	64	46	75	69	250	254
Income tax expense	10	15	20	18	16	9	20	18	63	63
Net income	37	42	56	52	48	37	55	51	187	191
Less: Net realized capital gains (losses), after tax, excluded from core earnings	(3)	(5)	—	—	3	(1)	3	6	(8)	11
Core earnings	$40	$47	$56	$52	$45	$38	$52	$45	$195	$180
Margin
Net income margin	4.2%	4.9%	6.3%	5.9%	5.7%	4.4%	6.3%	5.7%	5.4%	5.5%
Core earnings margin	4.6%	5.5%	6.3%	5.9%	5.3%	4.5%	6.0%	5.1%	5.6%	5.2%
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	8.5%	9.2%	9.0%	9.1%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	10.3%	10.8%	10.3%	10.4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
PREMIUMS
Fully insured ongoing premiums
Group disability	$356	$344	$358	$354	$343	$343	$349	$346	$1,412	$1,381
Group life [1]	371	364	376	365	354	353	371	388	1,476	1,466
Other	47	43	46	44	42	42	41	42	180	167
Total fully insured ongoing premiums	$774	$751	$780	$763	$739	$738	$761	$776	$3,068	$3,014
Total buyouts [2]	—	1	—	—	12	—	—	8	1	20
Total premiums	774	752	780	763	751	738	761	784	3,069	3,034
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$22	$24	$27	$123	$20	$26	$20	$88	$196	$154
Group life	20	33	28	148	20	26	24	79	229	149
Other	6	4	3	29	4	5	1	13	42	23
Total fully insured ongoing sales	48	61	58	300	44	57	45	180	467	326
Total buyouts [2]	—	1	—	—	12	—	—	8	1	20
Total sales	48	62	58	300	56	57	45	188	468	346
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	82.9%	80.9%	80.8%	81.8%	81.9%	85.7%	83.9%	82.4%	81.6%	83.5%
Group life loss ratio	76.0%	73.4%	76.2%	73.2%	70.3%	71.7%	72.4%	67.9%	74.7%	70.5%
Total loss ratio	78.4%	76.8%	77.6%	76.7%	75.3%	77.6%	77.3%	74.5%	77.4%	76.2%
Expense ratio	26.0%	26.8%	25.0%	26.7%	28.6%	28.3%	26.0%	30.0%	26.1%	28.2%
SELECTED RATIOS, EXCLUDING A-FI
Group life loss ratio, excluding A-FI	76.0%	73.4%	76.2%	73.2%	71.8%	72.9%	72.6%	74.0%	74.7%	72.8%
Total loss ratio, excluding A-FI	78.4%	76.8%	77.6%	76.7%	76.0%	78.3%	77.5%	77.6%	77.4%	77.4%
Expense ratio, excluding A-FI	26.0%	26.8%	25.0%	26.7%	27.9%	27.6%	25.8%	27.4%	26.1%	27.2%

[1]	Association - Financial Institutions ("A-FI") business represents $2, $7, $19 and $44 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Investment management fees	$146	$149	$152	$147	$149	$153	$150	$146	$594	$598
Shareholder servicing fees	20	19	19	19	19	19	19	19	77	76
Other revenue	13	14	13	13	13	13	14	9	53	49
Total revenues	179	182	184	179	181	185	183	174	724	723
Sub-advisory	53	53	55	52	53	53	52	51	213	209
Employee compensation and benefits [1]	25	23	25	25	29	26	26	25	98	106
Distribution and service	40	42	42	41	41	44	45	43	165	173
General, administrative and other	29	30	28	27	23	26	28	22	114	99
Total expenses	147	148	150	145	146	149	151	141	590	587
Income before income taxes	32	34	34	34	35	36	32	33	134	136
Income tax expense	12	12	12	12	12	14	11	12	48	49
Net income	20	22	22	22	23	22	21	21	86	87
Less: Restructuring and other costs, after-tax	—	—	—	—	(4)	—	—	—	—	(4)
Core earnings	$20	$22	$22	$22	$27	$22	$21	$21	$86	$91
Average Total Mutual Funds segment AUM	$90,503	$92,350	$95,797	$94,778	$94,891	$97,511	$98,581	$97,519	$92,791	$95,177
Return on assets (bps, after-tax) [2]
Net income	8.8	9.5	9.2	9.3	9.7	9.0	8.5	8.6	9.3	9.1
Core earnings	8.8	9.5	9.2	9.3	11.4	9.0	8.5	8.6	9.3	9.6
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	37.4%	39.8%	40.3%	40.4%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	37.5%	41.9%	42.5%	42.7%

[1]	The three months ended December 31, 2014 includes restructuring costs of $6, before tax.

[2]	Represents annualized earnings divided by average assets under management, as measured in basis points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Equity
Beginning balance	$44,318	$47,841	$47,131	$45,221	$44,308	$45,171	$44,489	$42,426	$45,221	$42,426
Sales	2,863	2,746	2,367	2,583	2,020	1,768	1,995	1,906	10,559	7,689
Redemptions	(2,134)	(2,105)	(2,145)	(2,307)	(2,232)	(1,844)	(2,145)	(1,819)	(8,691)	(8,040)
Net flows	729	641	222	276	(212)	(76)	(150)	87	1,868	(351)
Change in market value and other	2,322	(4,164)	488	1,634	1,125	(787)	832	1,976	280	3,146
Ending balance	$47,369	$44,318	$47,841	$47,131	$45,221	$44,308	$45,171	$44,489	$47,369	$45,221
Fixed Income
Beginning balance	$13,443	$13,844	$14,267	$14,046	$14,765	$14,942	$14,661	$14,632	$14,046	$14,632
Sales	988	878	883	1,240	1,074	1,317	1,241	1,134	3,989	4,766
Redemptions	(1,549)	(1,166)	(1,084)	(1,338)	(1,516)	(1,329)	(1,064)	(1,257)	(5,137)	(5,166)
Net flows	(561)	(288)	(201)	(98)	(442)	(12)	177	(123)	(1,148)	(400)
Change in market value and other	(257)	(113)	(222)	319	(277)	(165)	104	152	(273)	(186)
Ending balance	$12,625	$13,443	$13,844	$14,267	$14,046	$14,765	$14,942	$14,661	$12,625	$14,046
Multi-Strategy Investments [1]
Beginning balance	$13,784	$14,566	$14,298	$13,768	$14,222	$14,217	$14,196	$13,860	$13,768	$13,860
Sales	785	568	739	887	800	668	674	652	2,979	2,794
Redemptions	(548)	(614)	(510)	(536)	(1,206)	(487)	(1,139)	(598)	(2,208)	(3,430)
Net flows	237	(46)	229	351	(406)	181	(465)	54	771	(636)
Change in market value and other	398	(736)	39	179	(48)	(176)	486	282	(120)	544
Ending balance	$14,419	$13,784	$14,566	$14,298	$13,768	$14,222	$14,217	$14,196	$14,419	$13,768
Mutual Fund AUM
Beginning balance	$71,545	$76,251	$75,696	$73,035	$73,295	$74,330	$73,346	$70,918	$73,035	$70,918
Sales	4,636	4,192	3,989	4,710	3,894	3,753	3,910	3,692	17,527	15,249
Redemptions [2]	(4,231)	(3,885)	(3,739)	(4,181)	(4,954)	(3,660)	(4,348)	(3,674)	(16,036)	(16,636)
Net flows	405	307	250	529	(1,060)	93	(438)	18	1,491	(1,387)
Change in market value and other	2,463	(5,013)	305	2,132	800	(1,128)	1,422	2,410	(113)	3,504
Ending balance	$74,413	$71,545	$76,251	$75,696	$73,035	$73,295	$74,330	$73,346	$74,413	$73,035
Talcott AUM [3]	$17,549	$17,498	$19,406	$20,240	$20,584	$22,867	$24,529	$24,957	$17,549	$20,584
Total Mutual Funds segment AUM	$91,962	$89,043	$95,657	$95,936	$93,619	$96,162	$98,859	$98,303	$91,962	$93,619

[1]	Includes balanced, allocation, and alternative investment products.

[2]
The three months ended December 31, 2014 includes a planned asset transfer of $0.7 billion to the HIMCO Variable Insurance Trust (“HVIT”) which supports legacy retirement mutual funds and runoff mutual funds (see footnote [3]). HVIT's invested assets are managed by Hartford Investment Management Company, a wholly-owned subsidiary of the Company.

[3]
Talcott AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products. The three months ended December 31, 2014 includes a planned asset transfer of $2.0 billion to HVIT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
NET INCOME (LOSS)
Individual Annuity [1]	$7	$47	$141	$89	$84	$(23)	$92	$108	$284	$261
Institutional and other [2][3]	21	27	76	22	60	51	(596)	37	146	(448)
Talcott Resolution net income (loss)	28	74	217	111	144	28	(504)	145	430	(187)
Less: Unlock benefit (charge), after-tax	35	(33)	31	19	13	(102)	15	12	52	(62)
Less: Net realized gains (losses) and other, after-tax and DAC, excluded from core earnings [4]	(90)	(15)	10	(19)	(13)	8	(3)	(8)	(114)	(16)
Less: Net reinsurance gain on dispositions, after-tax [5]	—	13	5	—	15	—	—	—	18	15
Less: Income (loss) from discontinued operations, after-tax [6]	—	2	—	—	31	—	(617)	29	2	(557)
Talcott Resolution core earnings	$83	$107	$171	$111	$98	$122	$101	$112	$472	$433
CORE EARNINGS
Individual Annuity	$70	$83	$134	$83	$80	$83	$84	$89	$370	$336
Institutional and other	13	24	37	28	18	39	17	23	102	97
Talcott Resolution core earnings	$83	$107	$171	$111	$98	$122	$101	$112	$472	$433
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	4.9%	6.5%	5.2%	(4.1)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	6.2%	6.4%	5.9%	5.0%
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [7]	53.3	60.0	90.8	54.5	51.2	50.7	49.0	50.3	64.9	50.3

[1]	The three months ended September 30, 2015 and June 30, 2015, respectively, includes a tax provision of $12 and a tax benefit of $48 due to uncertain tax positions.

[2]	The three months ended June 30, 2014 primarily includes the loss from discontinued operations, including the loss on disposition of $659, of the Japan annuity business.

[3]
Other primarily includes PPLI and residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses sold in 2013.

[4]	For further information, see Components of Net Realized Capital Gains (Losses) footnotes [2] and [3], page 29.

[5]	Amounts pertain to disposition of the Individual Life business.

[6]
The three months ended December 31, 2014 includes a tax benefit of $29 from the partial reduction of the deferred tax asset valuation allowance on capital loss carryovers established when the Japan annuity business was sold. The three months ended June 30, 2014 primarily includes the loss on disposition related to the Japan annuity business.

[7] Represents Individual Annuity annualized earnings divided by a two-point average of assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
FULL SURRENDER RATES [1]
Variable Annuity	8.3%	9.1%	9.9%	10.9%	11.3%	16.5%	13.9%	12.3%	9.6%	13.5%
Fixed Annuity and Other	8.6%	12.1%	7.3%	6.2%	14.0%	31.2%	31.2%	15.6%	8.6%	22.9%
CONTRACT COUNTS (in thousands)
Variable Annuity	603	618	634	653	674	694	721	747
Fixed Annuity and Other	128	130	134	137	139	143	151	163

[1]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,044	1,920	2,063	2,068	2,059	1,972	1,960	1,872
Total account value with guaranteed minimum death benefits (“GMDB”)	$44,245	$44,464	$49,359	$51,500	$52,861	$54,349	$58,350	$59,547
Gross net amount at risk ("NAR")	4,198	5,027	3,719	3,683	3,807	3,972	4,024	4,192
NAR reinsured	74%	70%	79%	80%	79%	78%	78%	77%
Contracts in the Money [3]	55%	60%	33%	20%	23%	27%	14%	17%
% In the Money [3] [4]	9%	11%	10%	16%	14%	13%	27%	23%
Retained NAR [2]	1,105	1,513	784	733	793	862	891	971
Net GAAP liability for GMDB benefits	190	193	184	183	196	198	210	209

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$20,194	$20,441	$22,816	$23,995	$24,840	$25,774	$28,161	$29,036
Gross NAR	248	306	168	152	156	160	139	163
NAR reinsured	33%	31%	31%	28%	26%	24%	21%	21%
Contracts in the Money [3]	11%	13%	7%	6%	6%	6%	5%	6%
% In the Money [3] [4]	9%	9%	11%	12%	11%	10%	13%	12%
Retained NAR [2]	167	212	116	109	116	122	110	129
Net GAAP liability (asset) for non-lifetime GMWB benefits	174	194	54	99	70	10	(43)	(15)
Net GAAP liability for lifetime GMWB benefits	149	108	105	140	136	128	121	113
[2] Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.
[3] Excludes contracts that are fully reinsured.
[4] For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
VARIABLE ANNUITY
Beginning balance	$44,464	$49,359	$51,500	$52,861	$54,349	$58,350	$59,547	$61,812	$52,861	$61,812
Deposits	45	43	52	49	56	52	58	66	189	232
Partial withdrawals	(517)	(432)	(487)	(498)	(589)	(490)	(563)	(634)	(1,934)	(2,276)
Full surrenders	(920)	(1,065)	(1,250)	(1,426)	(1,517)	(2,327)	(2,041)	(1,860)	(4,661)	(7,745)
Death benefits/annuitizations/other [1]	(356)	(361)	(394)	(421)	(437)	(465)	(508)	(521)	(1,532)	(1,931)
Transfers	—	—	—	—	(2)	(1)	(2)	(1)	—	(6)
Net flows	(1,748)	(1,815)	(2,079)	(2,296)	(2,489)	(3,231)	(3,056)	(2,950)	(7,938)	(11,726)
Change in market value/change in reserve/interest credited and other	1,529	(3,080)	(62)	935	1,001	(770)	1,859	685	(678)	2,775
Ending balance	$44,245	$44,464	$49,359	$51,500	$52,861	$54,349	$58,350	$59,547	$44,245	$52,861
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$8,272	$8,516	$8,666	$8,748	$8,959	$9,429	$9,917	$10,142	$8,748	$10,142
Surrenders	(147)	(189)	(122)	(108)	(256)	(533)	(576)	(331)	(566)	(1,696)
Death benefits/annuitizations/other [1]	(102)	(85)	(92)	(82)	(41)	(13)	(19)	7	(361)	(66)
Transfers [2]	(1)	(1)	(3)	36	(1)	2	1	1	31	3
Net flows	(250)	(275)	(217)	(154)	(298)	(544)	(594)	(323)	(896)	(1,759)
Change in market value/change in reserve/interest credited and other	87	31	67	72	87	74	106	98	257	365
Ending balance	$8,109	$8,272	$8,516	$8,666	$8,748	$8,959	$9,429	$9,917	$8,109	$8,748
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$52,736	$57,875	$60,166	$61,609	$63,308	$67,779	$69,464	$71,954	$61,609	$71,954
Deposits	45	43	52	49	56	52	58	66	189	232
Surrenders	(1,584)	(1,686)	(1,859)	(2,032)	(2,362)	(3,350)	(3,180)	(2,825)	(7,161)	(11,717)
Death benefits/annuitizations/other [1]	(458)	(446)	(486)	(503)	(478)	(478)	(527)	(514)	(1,893)	(1,997)
Transfers	(1)	(1)	(3)	36	(3)	1	(1)	—	31	(3)
Net flows	(1,998)	(2,090)	(2,296)	(2,450)	(2,787)	(3,775)	(3,650)	(3,273)	(8,834)	(13,485)
Change in market value/change in reserve/interest credited and other	1,616	(3,049)	5	1,007	1,088	(696)	1,965	783	(421)	3,140
Ending balance	$52,354	$52,736	$57,875	$60,166	$61,609	$63,308	$67,779	$69,464	$52,354	$61,609

[1]	Includes transfers from the accumulation phase to the annuitization phase.

[2]	Transfers for the three months ended March 31, 2015 consist primarily of reinsured Individual Life business accounts formerly managed by a third-party and now managed by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Fee income	$2	$1	$3	$2	$1	$2	$4	$3	$8	$10
Net investment income	5	5	4	3	10	5	5	2	17	22
Net realized capital gains (losses)	(2)	(3)	2	18	(9)	11	14	(9)	15	7
Total revenues	5	3	9	23	2	18	23	(4)	40	39
Insurance operating costs and other expenses [1]	6	9	11	7	8	4	20	12	33	44
Pension settlement [2]	—	—	—	—	128	—	—	—	—	128
Loss on extinguishment of debt [3]	—	—	21	—	—	—	—	—	21	—
Interest expense	86	88	89	94	94	93	94	95	357	376
Restructuring and other costs	4	4	2	10	20	22	8	20	20	70
Total expenses	96	101	123	111	250	119	122	127	431	618
Loss before income taxes	(91)	(98)	(114)	(88)	(248)	(101)	(99)	(131)	(391)	(579)
Income tax benefit	(64)	(95)	(43)	(31)	(88)	(35)	(35)	(46)	(233)	(204)
Net loss	(27)	(3)	(71)	(57)	(160)	(66)	(64)	(85)	(158)	(375)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	(2)	2	(2)	11	(4)	6	11	(9)	9	4
Less: Restructuring and other costs, after tax	(3)	(2)	(2)	(6)	(13)	(14)	(5)	(13)	(13)	(45)
Less: Pension settlement, after-tax [2]	—	—	—	—	(83)	—	—	—	—	(83)
Less: Loss on extinguishment of debt, after tax [3]	—	—	(14)	—	—	—	—	—	(14)	—
Less: Income tax benefit from reduction in valuation allowance [4]	34	60	—	—	—	—	—	—	94	—
Core losses	$(56)	$(63)	$(53)	$(62)	$(60)	$(58)	$(70)	$(63)	$(234)	$(251)

[1]	The three months ended September 30, 2014 includes a benefit of $10, before tax, for recoveries for past legal expenses associated with closed litigation.

[2]
Consists of a charge related to voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

[3]
Consists of premium associated with the redemption of $296 aggregate principal amount of 4.0% senior notes at an amount greater than the face amount, the write off of the unamortized discount and debt issuance and other costs related to the redemption.

[4]
Represents tax benefit from the partial reduction of the deferred tax valuation allowance on capital loss carryovers established when the Japan annuity business was sold in 2014. The reduction in the valuation allowance stems primarily from taxable gains on the termination of certain derivatives during the period.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$490	$497	$490	$485	$485	$485	$483	$498	$1,962	$1,951
Tax-exempt	108	111	113	115	116	117	118	118	447	469
Total fixed maturities	$598	$608	$603	$600	$601	$602	$601	$616	$2,409	$2,420
Equity securities, available-for-sale	6	8	5	6	15	9	7	7	25	38
Mortgage loans	60	67	71	69	68	65	66	66	267	265
Policy loans	22	20	20	20	21	20	19	20	82	80
Limited partnerships and other alternative investments [2]	12	22	94	99	44	100	53	97	227	294
Other [3]	32	33	31	42	44	44	48	43	138	179
Subtotal	730	758	824	836	793	840	794	849	3,148	3,276
Investment expense	(35)	(28)	(28)	(27)	(41)	(30)	(26)	(25)	(118)	(122)
Total net investment income	$695	$730	$796	$809	$752	$810	$768	$824	$3,030	$3,154
Annualized investment yield, before tax [4]	3.9%	4.1%	4.5%	4.5%	4.2%	4.5%	4.3%	4.5%	4.3%	4.4%
Annualized limited partnerships and other alternative investment yield, before tax [4]	1.5%	2.9%	12.9%	13.7%	6.0%	14.4%	7.4%	13.0%	8.0%	10.4%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.2%	4.1%	4.1%	4.1%	4.1%	4.1%	4.2%	4.1%	4.1%
Annualized investment yield, after-tax [4]	2.8%	2.8%	3.1%	3.1%	2.9%	3.2%	3.0%	3.2%	3.0%	3.0%
New money yield [5]	3.4%	3.7%	3.5%	3.1%	3.3%	3.2%	3.8%	3.9%	3.4%	3.6%
Sales/maturities yield [6]	3.4%	3.9%	3.6%	4.1%	4.0%	3.7%	3.9%	4.2%	3.8%	3.9%
Portfolio duration (in years) [7]	5.5	5.4	5.5	5.4	5.3	5.4	5.1	5.0	5.5	5.3

[1]	Includes income on short-term bonds.

[2]
Limited partnerships include hedge funds and fund of funds; alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships and limited liability companies.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value. Yield calculations for each period exclude assets associated with the disposition of the Japan annuities business, as applicable.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities and assets associated with the Company's former Japan annuities business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$164	$157	$161	$165	$162	$159	$163	$166	$647	$650
Tax-exempt	84	86	88	90	91	92	93	92	348	368
Total fixed maturities	$248	$243	$249	$255	$253	$251	$256	$258	$995	$1,018
Equity securities, available-for-sale	3	4	3	2	3	3	3	3	$12	12
Mortgage loans	19	20	19	18	18	17	16	16	$76	67
Limited partnerships and other alternative investments [2]	9	5	39	53	16	47	18	48	$106	129
Other [3]	5	5	8	10	7	8	9	10	$28	34
Subtotal	284	277	318	338	297	326	302	335	1,217	1,260
Investment expense	(14)	(10)	(11)	(11)	(15)	(10)	(10)	(9)	$(46)	(44)
Total net investment income	$270	$267	$307	$327	$282	$316	$292	$326	$1,171	$1,216
Annualized investment yield, before tax [4]	3.7%	3.6%	4.2%	4.5%	3.9%	4.4%	4.1%	4.5%	4.0%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	2.2%	1.3%	10.1%	14.1%	4.4%	12.3%	4.6%	12.5%	7.1%	8.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.7%	3.7%	3.9%	4.0%	3.9%	4.0%	4.0%	4.1%	3.8%	4.0%
Annualized investment yield, after-tax [4]	2.8%	2.7%	3.1%	3.3%	2.9%	3.3%	3.0%	3.4%	3.0%	3.2%
New money yield [5]	3.6%	3.8%	3.7%	3.4%	3.1%	3.7%	3.9%	4.0%	3.6%	3.7%
Sales/maturities yield [6]	3.4%	4.2%	4.1%	4.3%	4.0%	4.0%	4.2%	4.3%	4.0%	4.1%
Portfolio duration (in years) [7]	5.0	4.9	5.0	4.8	4.9	5.2	4.6	4.5	5.0	4.9
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Net Investment Income
Commercial Lines	$206	$208	$239	$257	$222	$250	$230	$256	$910	$958
Personal Lines	30	29	34	35	30	33	31	35	128	129
P&C Other Operations	34	30	34	35	30	33	31	35	133	129
Total Property & Casualty	$270	$267	$307	$327	$282	$316	$292	326	$1,171	$1,216
Group Benefits	88	91	95	97	90	93	95	96	371	374
Mutual Funds	1	—	—	—	—	—	—	—	1	—
Talcott Resolution	331	367	390	382	370	396	376	400	1,470	1,542
Corporate	5	5	4	3	10	5	5	2	17	22
Total net investment income	$695	$730	$796	$809	$752	$810	$768	$824	$3,030	$3,154

Net Investment Income From Limited Partnerships and Other Alternative Investments [1]	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Total Property & Casualty	$9	$5	$39	$53	$16	$47	$18	$48	$106	$129
Group Benefits	2	8	8	6	4	8	7	6	24	25
Talcott Resolution	1	9	47	40	24	45	28	43	97	140
Total	$12	$22	$94	$99	$44	$100	$53	$97	$227	$294
[1] All amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2015	Dec 31 2014
Net Realized Capital Gains (Losses)
Gross gains on sales	$59	$83	$121	$197	$106	$116	$122	$183	$460	$527
Gross losses on sales	(72)	(73)	(112)	(148)	(59)	(29)	(33)	(129)	(405)	(250)
Net impairment losses	(39)	(40)	(11)	(12)	(16)	(14)	(7)	(22)	(102)	(59)
Valuation allowances on mortgage loans	(3)	1	—	(3)	(1)	—	(3)	—	(5)	(4)
Periodic net coupon settlements on credit derivatives [1]	3	3	4	1	—	—	2	(1)	11	1
Results of variable annuity hedge program
GMWB derivatives, net [2]	(52)	(32)	(4)	1	(10)	6	(6)	15	(87)	5
Macro hedge [3]	(70)	51	(23)	(4)	2	12	(15)	(10)	(46)	(11)
Total results of variable annuity hedge program	(122)	19	(27)	(3)	(8)	18	(21)	5	(133)	(6)
Other net gains (losses) [4]	48	(37)	34	(27)	(36)	(22)	(64)	(71)	18	(193)
Total net realized capital gains (losses)	$(126)	$(44)	$9	$5	$(14)	$69	$(4)	$(35)	$(156)	$16
Less: Realized gains, included in core earnings, before tax	4	4	4	2	2	7	7	—	14	16
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(130)	(48)	5	3	(16)	62	(11)	(35)	(170)	—
Less: Impacts of DAC	5	1	(1)	—	1	13	(1)	16	5	29
Less: Impacts of tax	(45)	(19)	2	1	(8)	22	(6)	(17)	(61)	(9)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(90)	$(30)	$4	$2	$(9)	$27	$(4)	$(34)	$(114)	$(20)

[1]	Included in core earnings.

[2]	The three months ended December 31, 2015 includes liability model assumption updates resulting in a loss of $42.

[3]
The three months ended December 31, 2015 primarily includes losses of $43 driven by improvement in the domestic equity markets with the remainder attributable to losses driven by increased equity volatility and higher interest rates, as well as losses driven by time decay on options.

[4]	Primarily consists of changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and the fixed payout annuity hedge.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2015		Sept 30 2015		Jun 30 2015		Mar 31 2015		Dec 31 2014
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$72,728	100.0%	$74,405	100.0%	$74,440	100.0%	$76,576	100.0%	$76,278	100.0%
Asset-backed securities	$2,499	4.2%	$2,716	4.6%	$2,890	4.9%	$3,004	5.0%	$2,472	4.2%
Collateralized debt obligations	3,038	5.1%	3,031	5.1%	3,218	5.4%	2,982	4.9%	2,841	4.8%
Commercial mortgage-backed securities	4,717	8.0%	4,542	7.7%	4,664	7.9%	4,652	7.7%	4,415	7.4%
Corporate	26,802	45.3%	26,772	45.3%	26,610	45.1%	27,119	44.7%	27,359	46.0%
Foreign government/government agencies	1,308	2.2%	1,255	2.1%	1,313	2.2%	1,365	2.3%	1,636	2.8%
Municipal	12,121	20.5%	12,211	20.7%	12,298	20.8%	12,842	21.2%	12,871	21.7%
Residential mortgage-backed securities	4,046	6.8%	3,859	6.5%	3,969	6.7%	4,078	6.7%	3,918	6.6%
U.S. Treasuries	4,665	7.9%	4,723	8.0%	4,166	7.0%	4,513	7.5%	3,872	6.5%
Total fixed maturities, available-for-sale	$59,196	100.0%	$59,109	100.0%	$59,128	100.0%	$60,555	100.0%	$59,384	100.0%
U.S. government/government agencies	$8,179	13.8%	$8,167	13.8%	$7,694	13.0%	$8,214	13.6%	$7,596	12.8%
AAA	7,195	12.2%	7,444	12.6%	7,675	13.0%	8,100	13.4%	7,251	12.2%
AA	10,584	17.9%	10,400	17.6%	10,298	17.4%	10,020	16.5%	10,056	16.9%
A	15,128	25.5%	15,687	26.5%	16,265	27.5%	16,973	28.0%	16,717	28.2%
BBB	14,918	25.2%	14,215	24.1%	13,952	23.6%	13,946	23.0%	14,397	24.2%
BB	1,983	3.3%	1,881	3.2%	1,767	3.0%	1,784	3.0%	1,736	3.0%
B	1,034	1.8%	1,110	1.9%	1,235	2.1%	1,190	2.0%	1,311	2.2%
CCC	116	0.2%	141	0.2%	184	0.3%	256	0.4%	245	0.4%
CC & below	59	0.1%	64	0.1%	58	0.1%	72	0.1%	75	0.1%
Total fixed maturities, available-for-sale	$59,196	100.0%	$59,109	100.0%	$59,128	100.0%	$60,555	100.0%	$59,384	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
DECEMBER 31, 2015

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate and Equity, Exposures by Sector, Available-for-sale
Financial services	$6,242	$6,424	8.8%
Utilities	4,438	4,674	6.4%
Consumer non-cyclical	3,805	3,979	5.5%
Technology and communications	3,627	3,793	5.2%
Energy [1]	2,292	2,262	3.1%
Consumer cyclical	1,911	1,957	2.7%
Capital goods	1,806	1,900	2.6%
Basic industry	1,191	1,200	1.7%
Transportation	876	909	1.3%
Other	530	543	0.7%
Total	$26,718	$27,641	38.0%
Top Ten Exposures by Issuer [2]
Morgan Stanley	$311	$314	0.4%
State of California	276	307	0.4%
JP Morgan Chase & Co.	275	281	0.4%
Bank of America Corp.	270	272	0.4%
Goldman Sachs Group Inc.	260	268	0.4%
Commonwealth of Massachusetts	237	266	0.4%
New York State Dormitory Authority	236	258	0.4%
Verizon Communications Inc.	238	258	0.4%
General Electric Co.	255	250	0.3%
State of Illinois	226	229	0.3%
Total	$2,584	$2,703	3.8%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets, and is separated into two distinct asset categories referred to as Mutual Fund funds and Talcott funds. Mutual Fund funds are sold primarily through retail, bank trust and registered investment advisor channels. Talcott funds represents those assets held in separate accounts supporting the Company's legacy variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written and earned price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, pension settlements, loss on extinguishment of debt, reinsurance gains and losses from disposal of businesses, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.

Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share, excluding AOCI, to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE - Core earnings is calculated based on non-GAAP financial measures. ROE - Core earnings is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. ROE - Net income is the most directly comparable U.S. GAAP measure. ROE - Net income is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, excluding Talcott Resolution represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity.
The Company excludes AOCI in the calculation of ROE, core earnings to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
Written premium is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's Commercial Lines and Personal Lines operations. Because written premium represents the amount of premiums charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premium, the most directly comparable U.S. GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premium and earned premium is attributable to the change in unearned premium reserves. A reconciliation of written premium to earned premium for Commercial Lines and Personal Lines is set forth on pages 11 and 14, respectively.
The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting gain (loss) to net income for the Company's P&C businesses is set forth on page 9.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Combined ratio before catastrophes and prior accident year development ("PYD") (also referred to as Current Accident Year ("CAY") combined ratio before catastrophes) is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. The combined ratio before catastrophes and PYD represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the combined ratio before catastrophes and PYD for Commercial Lines and Personal Lines is set forth on pages 12 and 15, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin (not presented herein) is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.